THE MAINSTAY(R) FUNDS

                        Supplement dated October 27, 2000
          To the Statement of Additional Information dated May 1, 2000


         The third paragraph on page 97 of The MainStay Funds' Statement of Additional Information under the heading "Purchases at NAV" is hereby amended to read as follows:

         Class A shares of the Funds also may be purchased at net asset value, without payment of any sales charge, through financial services firms such as broker-dealers, investment advisors and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.